Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
MARCH 31, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
Ryan Greenier
Assistant Vice President
Investor Relations
Phone (860) 547-8844
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of April 26, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011	11

COMMERCIAL MARKETS
Income Statements	12
Property & Casualty Commercial
Operating Results	13
Underwriting Results	14
Group Benefits
Income Statements	15
Supplemental Data	16

CONSUMER MARKETS
Income Statements	17
Operating Results	18
Underwriting Results	19
Written and Earned Premiums	20

WEALTH MANAGEMENT
Operating Results	21
Financial Highlights Excluding Impacts of DAC Unlocks	22
Deferred Policy Acquisition Costs and Present Value of Future Profits	23
Supplemental Data- Annuity Death and Income Benefits	24
Global Annuity
Income Statements	25
Supplemental Data
U.S.-Account Value Rollforward	26
International-Account Value Rollforward	27
Other-Account Value and Asset Rollforward	28
Life Insurance
Income Statements	29
Supplemental Data — Individual Life	30
Account Value Rollforward — Individual Life	31
Account Value and Account Value Rollforward-Private Placement Life Insurance	32
Retirement Plans
Income Statements	33
Supplemental Data
Assets Under Management	34
Account Value and Asset Rollforward	35
Mutual Funds
Income Statements	36
Supplemental Data
Deposits and Assets Under Management	37
Asset Rollforward	38

CORPORATE AND OTHER
Income Statements	39
Other Operations
Operating Results	40

INVESTMENTS
Investment Earnings Before-tax	41
Composition of Invested Assets
Consolidated	42
Life	43
Property & Casualty	44
Unrealized Loss Aging	45
Invested Asset Exposures As of March 31, 2011	46

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	The Hartford is organized into three customer-oriented divisions, Commercial Markets, Consumer Markets and Wealth Management, conducting business principally in seven reporting segments.
•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.
•	Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.
•	The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.
•	The Hartford Financial Services Group, Inc. (“The Hartford” or the “Company”) includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures, banking operations and certain purchase accounting adjustments and other charges not allocated to the segments.
•	The balance sheet and certain balance sheet measures incorporated herein are presented in the Statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in capital markets or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses and discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 13 and 18, respectively.
•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 14 and 19, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings, and the effect of including discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.
•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP preferred dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month		3 Month
	2010	2010	2010	2010	2011	Change		Change
HIGHLIGHTS
Net income	$319	$76	$666	$619	$511	60%		(17%)
Core earnings	$544	$91	$708	$525	$588	8%		12%
Total revenues [1]	$6,257	$3,269	$6,605	$5,936	$6,308	1%		6%
Total assets	$317,282	$314,150	$313,926	$318,346	$322,538	2%		1%

PER SHARE AND SHARES DATA [2]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.42)	$0.15	$1.48	$1.37	$1.13	NM		(18%)
Core earnings available to common shareholders	$0.15	$0.18	$1.57	$1.16	$1.30	NM		12%
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.42)	$0.14	$1.34	$1.24	$1.01	NM		(19%)
Core earnings available to common shareholders	$0.14	$0.17	$1.43	$1.05	$1.16	NM		10%
Weighted average common shares outstanding (basic)	393.7	443.9	444.1	444.3	444.6	50.9	sh	0.3	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	428.5	480.2	495.3	497.8	508.2	79.7	sh	10.4	sh
Common shares outstanding	443.9	444.1	444.4	444.5	445.1	1.2	sh	0.6	sh
Book value per common share	$38.94	$41.29	$45.80	$44.44	$45.93	18%		3%
Per common share impact of AOCI	$(5.35)	$(3.10)	$0.44	$(2.26)	$(1.72)	68%		24%
Book value per common share (excluding AOCI)	$44.29	$44.39	$45.36	$46.70	$47.65	8%		2%

Book value per diluted share	$35.17	$38.16	$42.11	$40.40	$41.57	18%		3%
Per diluted share impact of AOCI	$(4.68)	$(2.79)	$0.39	$(2.00)	$(1.52)	68%		24%
Book value per diluted share (excluding AOCI)	$39.85	$40.95	$41.72	$42.40	$43.09	8%		2%
Common shares outstanding and dilutive potential common shares	507.3	495.0	496.5	502.7	505.1	(2.2	)sh	2.4	sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	0.2%	0.9%	6.1%	6.8%	9.6%	9.4		2.8
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	10.6%	7.3%	7.8%	7.0%	9.1%	(1.5)		2.1
Debt to capitalization, including AOCI	27.8%	25.9%	24.0%	24.5%	23.9%	(3.9)		(0.6)
Annualized investment yield, after-tax	3.0%	3.3%	3.1%	3.1%	3.2%	0.2		0.1

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

Property & Casualty Commercial	$240	$256	$294	$201	$181	(25%)	(10%)
Group Benefits	50	34	44	30	19	(62%)	(37%)

Commercial Markets core earnings	290	290	338	231	200	(31%)	(13%)

Consumer Markets core earnings (losses)	63	(15)	69	28	113	79%	NM

Global Annuity [1]	209	(9)	262	238	228	9%	(4%)

Life Insurance	48	60	85	50	53	10%	6%

Retirement Plans	11	10	35	14	21	91%	50%

Mutual Funds	27	23	20	24	27	—	12%

Wealth Management core earnings [1]	295	84	402	326	329	12%	1%

Corporate and Other core losses	(104)	(268)	(101)	(60)	(54)	48%	10%

CONSOLIDATED
Core earnings	544	91	708	525	588	8%	12%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][3]	(225)	(17)	(46)	57	(237)	(5%)	NM
Add: Income from discontinued operations	—	2	4	37	160	NM	NM

Net income	$319	$76	$666	$619	$511	60%	(17%)

PER SHARE DATA [4]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$0.14	$0.17	$1.43	$1.05	$1.16	NM	10%
Net income (loss) available to common shareholders	$(0.42)	$0.14	$1.34	$1.24	$1.01	NM	(19%)

[1]	Included in the three months ended, December 31, 2010 is a benefit of $24, after-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[2]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[3]	Includes those net realized capital losses not included in core earnings (losses). See page 9 for further analysis.

[4]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Earned premiums	$3,527	$3,506	$3,513	$3,509	$3,519	—	—
Fee income	1,180	1,186	1,164	1,218	1,209	2%	(1%)
Net investment income (loss):
Securities available-for-sale and other	1,059	1,152	1,082	1,095	1,116	5%	2%
Equity securities, trading [1]	701	(2,649)	1,043	131	803	15%	NM

Total net investment income (loss)	1,760	(1,497)	2,125	1,226	1,919	9%	57%
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(340)	(292)	(146)	(74)	(119)	65%	(61%)
OTTI losses recognized in other comprehensive income	188	184	31	15	64	(66%)	NM

Net OTTI losses recognized in earnings	(152)	(108)	(115)	(59)	(55)	64%	7%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(122)	117	(148)	(31)	(348)	(185%)	NM

Total net realized capital gains (losses)	(274)	9	(263)	(90)	(403)	(47%)	NM
Other revenues	64	65	66	73	64	—	(12%)

Total revenues	6,257	3,269	6,605	5,936	6,308	1%	6%

Benefits, losses and loss adjustment expenses	3,133	3,592	3,037	3,263	3,178	1%	(3%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	701	(2,649)	1,043	131	803	15%	NM
Amortization of deferred policy acquisition costs and present value of future profits	647	935	431	514	664	3%	29%
Insurance operating costs and expenses	1,121	1,117	1,051	1,145	1,125	—	(2%)
Interest expense	120	132	128	128	128	7%	—
Goodwill impairment	—	153	—	—	—	—	—

Total benefits and expenses	5,722	3,280	5,690	5,181	5,898	3%	14%

Income (loss) from continuing operations before income taxes	535	(11)	915	755	410	(23%)	(46%)

Income tax expense (benefit) [2]	216	(85)	253	173	59	(73%)	(66%)

Income from continuing operations	319	74	662	582	351	10%	(40%)

Income from discontinued operations, net of tax	—	2	4	37	160	NM	NM

Net income	319	76	666	619	511	60%	(17%)

Less: Income from discontinued operations, net of tax	—	2	4	37	160	NM	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [3]	(225)	(17)	(46)	57	(237)	(5%)	NM

Core earnings	$544	$91	$708	$525	$588	8%	12%

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended December 31, 2010 includes an income tax benefit of $18 related to tax adjustments for prior years.

[3]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2010 AND MARCH 31, 2011

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,
	2010	2011	Change	2010	2011	Change	2010	2011	Change	2010	2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$52,781	1%	$25,114	$25,212	—	$277	$275	(1%)	$77,820	$78,268	1%
Fixed maturities, at fair value using the fair value option	639	1,217	90%	10	13	30%	—	—	—	649	1,230	90%
Equity securities, trading, at fair value	32,820	32,339	(1%)	—	—	—	—	—	—	32,820	32,339	(1%)
Equity securities, available-for-sale, at fair value	502	523	4%	374	370	(1%)	97	100	3%	973	993	2%
Mortgage loans	3,915	4,162	6%	372	380	2%	202	194	(4%)	4,489	4,736	6%
Policy loans, at outstanding balance	2,181	2,181	—	—	—	—	—	—	—	2,181	2,181	—
Limited partnerships and other alternative investments	957	985	3%	961	987	3%	—	—	—	1,918	1,972	3%
Other investments	1,486	450	(70%)	83	141	70%	48	49	2%	1,617	640	(60%)
Short-term investments	5,631	4,398	(22%)	1,117	933	(16%)	1,780	1,999	12%	8,528	7,330	(14%)

Total investments	100,560	99,036	(2%)	28,031	28,036	—	2,404	2,617	9%	130,995	129,689	(1%)
Cash	1,809	2,119	17%	250	194	(22%)	3	4	33%	2,062	2,317	12%
Premiums receivable and agents’ balances	362	351	(3%)	2,911	3,045	5%	—	—	—	3,273	3,396	4%
Reinsurance recoverables	1,991	2,184	10%	2,871	2,797	(3%)	—	—	—	4,862	4,981	2%
Deferred policy acquisition costs and present value of future profits	8,594	8,569	—	1,263	1,274	1%	—	—	—	9,857	9,843	—
Deferred income taxes	1,786	1,650	(8%)	966	799	(17%)	973	952	(2%)	3,725	3,401	(9%)
Goodwill	470	470	—	149	149	—	432	432	—	1,051	1,051	—
Property and equipment, net	398	391	(2%)	729	718	(2%)	23	23	—	1,150	1,132	(2%)
Other assets	573	1,505	163%	952	1,045	10%	104	135	30%	1,629	2,685	65%
Separate account assets	159,742	164,043	3%	—	—	—	—	—	—	159,742	164,043	3%

Total assets	$276,285	$280,318	1%	$38,122	$38,057	—	$3,939	$4,163	6%	$318,346	$322,538	1%

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	$18,567	—	$21,025	$20,853	(1%)	$—	$—	—	$39,598	$39,420	—
Other policyholder funds and benefits payable	44,550	43,891	(1%)	—	—	—	—	—	—	44,550	43,891	(1%)
Other policyholder funds and benefits payable - International variable annuities	32,793	32,297	(2%)	—	—	—	—	—	—	32,793	32,297	(2%)
Unearned premiums	173	176	2%	5,005	5,140	3%	(2)	(2)	—	5,176	5,314	3%
Debt	—	—	—	—	—	—	6,607	6,610	—	6,607	6,610	—
Consumer notes	382	382	—	—	—	—	—	—	—	382	382	—
Other liabilities	5,604	6,222	11%	1,756	1,543	(12%)	1,827	1,817	(1%)	9,187	9,582	4%
Separate account liabilities	159,742	164,043	3%	—	—	—	—	—	—	159,742	164,043	3%

Total liabilities	261,817	265,578	1%	27,786	27,536	(1%)	8,432	8,425	—	298,035	301,539	1%

Common equity, excluding AOCI	14,247	14,382	1%	10,379	10,488	1%	(3,870)	(3,663)	5%	20,756	21,207	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	221	358	62%	(43)	33	NM	(1,179)	(1,155)	2%	(1,001)	(764)	24%

Total stockholders’ equity	14,468	14,740	2%	10,336	10,521	2%	(4,493)	(4,262)	5%	20,311	20,999	3%

Total liabilities and stockholders’ equity	$276,285	$280,318	1%	$38,122	$38,057	—	$3,939	$4,163	6%	$318,346	$322,538	1%

[1]	Please refer to the basis of presentation for a description of Life, Property and Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$275	$—	$—	$400	$400	45%	—
Senior notes	4,877	4,879	4,880	4,480	4,480	(8%)	—
Junior subordinated debentures	1,720	1,721	1,723	1,727	1,730	1%	—

Total debt [1]	$6,872	$6,600	$6,603	$6,607	$6,610	(4%)	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$19,661	$19,714	$20,159	$20,756	$21,207	8%	2%
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(2,377)	(1,379)	194	(1,001)	(764)	68%	24%

Total stockholders’ equity	$17,840	$18,891	$20,909	$20,311	$20,999	18%	3%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$24,712	$25,491	$27,512	$26,918	$27,609	12%	3%

Total capitalization, excluding AOCI, net of tax	$27,089	$26,870	$27,318	$27,919	$28,373	5%	2%

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	27.8%	25.9%	24.0%	24.5%	23.9%	(3.9)	(0.6)

Total debt to capitalization, excluding AOCI	25.4%	24.6%	24.2%	23.7%	23.3%	(2.1)	(0.4)

Total rating agency adjusted debt to capitalization [2] [3] [4]	26.0%	29.7%	27.6%	28.5%	27.9%	1.9	(0.6)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $834, $452, $384, $382 and $382 as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.4 billion, $1.5 billion and $1.6 billion for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

[3]	Effective June 30, 2010, due to a rating agency methodology change, total adjusted debt to capitalization reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. In addition, this methodology change now includes total AOCI. All periods prior to June 30, 2010 reflect 75% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction and reflect only the deferred pension losses component of AOCI. At March 31, 2011, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 3.9 percentage points and the impact of the AOCI change is (0.4) percentage points. At December 31, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.0 percentage points and the impact of the AOCI change is (0.2) percentage points. At September 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 3.9 percentage points and the impact of the AOCI change is (1.0) percentage points. At June 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.2 percentage points and the impact of the AOCI change is 0.3 percentage points.

[4]	Reflects 25% equity credit for the preferred stock of the CPP transaction and 100% equity credit for the mandatory convertible preferred stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	March 31, 2011	December 31, 2010

P&C U.S. Statutory Capital and Surplus [1]	$7,883	$7,721

GAAP Adjustments
Deferred policy acquisition costs	1,274	1,263
Benefit reserves	(67)	(70)
GAAP unrealized losses on investments, net of tax	15	(57)
Goodwill	149	149
Non-admitted assets	1,236	1,247
Other, net	31	83

P&C GAAP Stockholders’ Equity	$10,521	$10,336

Life U.S. Statutory Capital and Surplus [1]	$7,931	$7,731

GAAP Adjustments
Investment in subsidiaries	2,488	2,699
Deferred policy acquisition costs	8,569	8,594
Deferred taxes	(926)	(777)
Benefit reserves	(3,886)	(4,097)
Unrealized losses on investments, net of impairments	398	306
Asset valuation reserve and interest maintenance reserve	431	420
Goodwill	470	461
Other, net	(735)	(869)

Life GAAP Stockholders’ Equity	$14,740	$14,468

[1]	Please refer to the basis of presentation for a description of Life and Property and Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

Fixed maturities net unrealized gain (loss)	$(1,601)	$(819)	$389	$(562)	$(306)	81%	46%
Equities net unrealized gain (loss)	(29)	(92)	(42)	(26)	28	NM	NM
Other-than-temporary impairment losses recognized in AOCI	(192)	(171)	(127)	(108)	(103)	46%	5%
Net deferred gain on cash-flow hedging instruments	323	486	565	385	317	(2%)	(18%)

Total net unrealized gain (loss)	(1,499)	(596)	785	(311)	(64)	96%	79%
Foreign currency translation adjustments	163	240	404	488	456	180%	(7%)
Pension and other postretirement adjustment	(1,041)	(1,023)	(995)	(1,178)	(1,156)	(11%)	2%

Total accumulated other comprehensive income (loss)	$(2,377)	$(1,379)	$194	$(1,001)	$(764)	68%	24%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2010	2010	2010	2010	2011

Numerator:
Net income	$319	$76	$666	$619	$511
Less: MCP preferred dividends	1	11	10	11	10
Less: CPP preferred dividends and accretion of discount	482	—	—	—	—

Net income (loss) available to common shareholders	(164)	65	656	608	501
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	10	11	10

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(164)	65	666	619	511

Net income (loss) available to common shareholders	(164)	65	656	608	501
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(225)	(17)	(46)	57	(237)
Less: Income from discontinued operations	—	2	4	37	160

Core earnings available to common shareholders	$61	$80	$698	$514	$578
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	10	11	10

Core earnings available to common shareholders and assumed conversion of preferred shares	61	80	708	525	588

Denominator:
Weighted average common shares outstanding (basic)	393.7	443.9	444.1	444.3	444.6
Dilutive effect of stock compensation	1.2	1.1	1.4	1.3	1.8
Dilutive effect of CPP Warrants [2]	32.3	32.6	29.0	31.4	34.0
Dilutive effect of Allianz warrants [3]	1.3	2.6	—	—	7.1

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	428.5	480.2	474.5	477.0	487.5
Dilutive effect of assumed conversion of MCP [4]	—	—	20.8	20.8	20.7

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	428.5	480.2	495.3	497.8	508.2

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(0.42)	$0.15	$1.48	$1.37	$1.13
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings, and MCP preferred dividends	(0.57)	(0.03)	(0.10)	0.13	(0.53)
Less: Income from discontinued operations	—	—	0.01	0.08	0.36

Core earnings available to common shareholders	0.15	0.18	1.57	1.16	1.30

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$(0.42)	$0.14	$1.38	$1.27	$1.03
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings, and MCP preferred dividends	—	—	(0.04)	(0.03)	(0.02)

Net income (loss) available to common shareholders and assumed conversion of preferred shares	(0.42)	0.14	1.34	1.24	1.01

Net income (loss) available to common shareholders	$(0.42)	$0.14	$1.38	$1.27	$1.03
Add: Difference arising from shares used for the denominator between net loss and core earnings	0.03	—	—	—	—
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.53)	(0.03)	(0.10)	0.11	(0.49)
Less: Income from discontinued operations	—	—	0.01	0.08	0.33

Core earnings available to common shareholders	0.14	0.17	1.47	1.08	1.19
Add: Impact of assumed conversion of preferred shares to common	—	—	(0.04)	(0.03)	(0.03)

Core earnings available to common shareholders and assumed conversion of preferred shares	0.14	0.17	1.43	1.05	1.16

[1]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the first quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.773 from $9.79.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at March 31, 2010 and June 30, 2010, would have been convertible into 3.4 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$(30)	$150	$88	$(29)	$(49)	(63%)	(69%)
Net impairment losses	(113)	(62)	(104)	(38)	(29)	74%	24%
Japanese fixed annuity contract hedges, net [1]	(10)	17	7	4	(11)	(10%)	NM
Results of variable annuity hedge program
GMWB derivatives, net	84	(235)	132	126	33	(61%)	(74%)
Macro hedge program	(75)	193	(187)	(79)	(196)	(161%)	(148%)

Total results of variable annuity hedge program	9	(42)	(55)	47	(163)	NM	NM
Other net gain (loss) [2]	(82)	(79)	18	82	20	NM	(76%)

Total net realized capital gains (losses), after-tax and DAC	$(226)	$(16)	$(46)	$66	$(232)	(3%)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(226)	$(16)	$(46)	$66	$(232)	(3%)	NM
Less: total net realized capital gains (losses) included in core earnings (losses)	(1)	1	—	9	5	NM	(44%)

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(225)	$(17)	$(46)	$57	$(237)	(5%)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain (loss) of $3, $(8), $(12), $8 and $3 would have been recognized as an adjustment to this amount in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

[2]	Other net gain (loss) includes losses on Japan 3 Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2010	2010	2010	2010	2011

Numerator [1]:
Net income available to common shareholders — last 12 months	$32	$126	$1,074	$1,198	$1,872
Core earnings available to common shareholders — last 12 months	$1,896	$1,374	$1,492	$1,379	$1,912

Denominator [2]:
Average common stockholders’ equity, including AOCI	12,850.0	14,706.0	17,712.5	17,608.0	19,419.5
Less: Average AOCI	(5,089.0)	(3,994.5)	(1,511.5)	(2,156.5)	(1,570.5)

Average common stockholders’ equity, excluding AOCI	17,939.0	18,700.5	19,224.0	19,764.5	20,990.0

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	0.2%	0.9%	6.1%	6.8%	9.6%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	10.6%	7.3%	7.8%	7.0%	9.1%

[1]	For a reconciliation of net income to core earnings, see page 8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty		Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Group Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated
Three months ended March 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(27)	$10	$(17)	$(5)	$(198)	$(27)	$(14)	$1	$(238)	$(10)	$(270)
Less: Impacts of DAC	—	—	—	—	(61)	—	(3)	—	(64)	1	(63)
Less: Impacts of tax	8	9	17	2	(8)	(3)	6	1	(4)	3	18

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(35)	$1	$(34)	$(7)	$(129)	$(24)	$(17)	$—	$(170)	$(14)	$(225)

Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$15	$23	$38	$3	$(110)	$59	$7	$—	$(44)	$17	$14
Less: Impacts of DAC	—	—	—	—	53	(7)	—	—	46	1	47
Less: Impacts of tax	4	9	13	1	(58)	23	3	(1)	(33)	3	(16)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$14	$25	$2	$(105)	$43	$4	$1	$(57)	$13	$(17)

Three months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$8	$—	$8	$1	$(329)	$11	$2	$(1)	$(317)	$42	$(266)
Less: Impacts of DAC	—	—	—	—	(202)	(8)	10	—	(200)	2	(198)
Less: Impacts of tax	3	(2)	1	—	(42)	7	(3)	—	(38)	15	(22)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$5	$2	$7	$1	$(85)	$12	$(5)	$(1)	$(79)	$25	$(46)

Three months ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$16	$16	$32	$3	$(143)	$(21)	$(7)	$—	$(171)	$36	$(100)
Less: Impacts of DAC	—	—	—	—	(192)	(2)	1	—	(193)	2	(191)
Less: Impacts of tax	5	6	11	1	20	(7)	(3)	(1)	9	13	34

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$10	$21	$2	$29	$(12)	$(5)	$1	$13	$21	$57

Three months ended March 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(21)	$(13)	$(34)	$(4)	$(312)	$(32)	$(9)	$1	$(352)	$(15)	$(405)
Less: Impacts of DAC	—	—	—	—	(34)	(3)	(1)	—	(38)	1	(37)
Less: Impacts of tax	(7)	(5)	(12)	(1)	(100)	(11)	(2)	—	(113)	(5)	(131)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(14)	$(8)	$(22)	$(3)	$(178)	$(18)	$(6)	$1	$(201)	$(11)	$(237)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

Earned premiums	$2,513	$2,477	$2,482	$2,496	$2,526	1%	1%
Fee income	13	12	15	14	16	23%	14%
Net investment income	329	355	333	347	346	5%	—
Other revenues	21	25	26	24	23	10%	(4%)
Net realized capital gains (losses)	(20)	36	4	29	(37)	(85%)	NM

Total revenues	2,856	2,905	2,860	2,910	2,874	1%	(1%)

Losses and loss adjustment expenses	1,690	1,645	1,599	1,767	1,830	8%	4%
Amortization of deferred policy acquisition costs	356	355	353	350	350	(2%)	—
Insurance operating costs and other expenses	427	468	427	454	472	11%	4%

Total benefits and expenses	2,473	2,468	2,379	2,571	2,652	7%	3%

Income from continuing operations before income taxes	383	437	481	339	222	(42%)	(35%)

Income tax expense	127	122	136	87	44	(65%)	(49%)

Income from continuing operations	256	315	345	252	178	(30%)	(29%)

Income from discontinued operations, net of tax	1	3	7	1	160	NM	NM

Net income	257	318	352	253	338	32%	34%

Less: Income from discontinued operations, net of tax	1	3	7	1	160	NM	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	(34)	25	7	21	(22)	35%	NM

Core earnings	$290	$290	$338	$231	$200	(31%)	(13%)

[1]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,512	$1,388	$1,447	$1,449	$1,645	9%	14%
Change in unearned premium reserve	88	(27)	8	(17)	147	67%	NM

Earned premiums	1,424	1,415	1,439	1,466	1,498	5%	2%

Losses and loss adjustment expenses
Current accident year before catastrophes	891	855	888	945	962	8%	2%
Current accident year catastrophes	38	83	13	18	46	21%	156%
Prior accident years [1]	(82)	(139)	(118)	(22)	(6)	93%	73%

Total losses and loss adjustment expenses	847	799	783	941	1,002	18%	6%

Underwriting expenses [2]	436	466	434	443	455	4%	3%
Dividends to policyholders [3]	(8)	4	4	5	4	NM	(20%)

Underwriting results	149	146	218	77	37	(75%)	(52%)

Net investment income	222	245	226	242	242	9%	—
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(2)	(3)	(2)	(2)	—	—
Other expenses	(35)	(32)	(26)	(45)	(40)	(14%)	11%
Income tax expense	(94)	(101)	(121)	(71)	(56)	40%	21%

Core earnings	240	256	294	201	181	(25%)	(10%)

Add: Net realized capital gains (losses), after-tax [4]	(35)	11	5	11	(14)	60%	NM

Income from continuing operations, net of tax	$205	$267	$299	$212	$167	(19%)	(21%)

Add: Income from discontinued operations, net of tax	1	3	7	1	160	NM	NM

Net Income	$206	$270	$306	$213	$327	59%	54%

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2010	2010	2010	2010	2011
Auto liability	$(9)	$(16)	$(26)	$(3)	$(1)
Workers’ compensation	(9)	(10)	(34)	(17)	(1)
Package business	(10)	1	(11)	1	(7)
General liability	(15)	(32)	(47)	(14)	6
Professional liability	(18)	(61)	(8)	(1)	(9)
Fidelity & Surety	(4)	(5)	—	4	—
Commercial Property	(12)	(2)	1	(3)	2
Uncollectible reinsurance	—	(30)	—	—	—
Discount accretion on workers’ compensation	7	6	7	6	7
Catastrophes	(4)	4	1	—	(5)
Other reserve re-estimates, net	(8)	6	(1)	5	2

Total prior accident years development	$(82)	$(139)	$(118)	$(22)	$(6)

[2]	The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,512	$1,388	$1,447	$1,449	$1,645	9%	14%
Change in unearned premium reserve	88	(27)	8	(17)	147	67%	NM

Earned premiums	1,424	1,415	1,439	1,466	1,498	5%	2%

Losses and loss adjustment expenses
Current accident year before catastrophes	891	855	888	945	962	8%	2%
Current accident year catastrophes	38	83	13	18	46	21%	156%
Prior accident years [1]	(82)	(139)	(118)	(22)	(6)	93%	73%

Total losses and loss adjustment expenses	847	799	783	941	1,002	18%	6%

Underwriting expenses [2]	436	466	434	443	455	4%	3%
Dividends to policyholders [3]	(8)	4	4	5	4	NM	(20%)

Underwriting results	$149	$146	$218	$77	$37	(75%)	(52%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses		.
Current accident year before catastrophes	62.6	60.3	61.8	64.4	64.3	(1.7)	0.1
Current accident year catastrophes	2.7	5.9	0.9	1.2	3.0	(0.3)	(1.8)
Prior accident years [1] [4]	(5.8)	(9.9)	(8.2)	(1.5)	(0.4)	(5.4)	(1.1)

Total losses and loss adjustment expenses	59.5	56.4	54.5	64.2	66.9	(7.4)	(2.7)

Expenses	30.6	33.0	30.1	30.2	30.4	0.2	(0.2)
Policyholder dividends	(0.6)	0.3	0.3	0.3	0.3	(0.9)	—

Combined ratio	89.6	89.6	84.9	94.7	97.5	(7.9)	(2.8)

Catastrophes
Current year	2.7	5.9	0.9	1.2	3.0	(0.3)	(1.8)
Prior year	(0.3)	0.3	—	—	(0.3)	—	0.3

Catastrophe ratio	2.4	6.2	0.9	1.3	2.7	(0.3)	(1.4)

Combined ratio before catastrophes	87.2	83.5	84.0	93.5	94.8	(7.6)	(1.3)

Combined ratio before catastrophes and prior year development	92.7	93.6	92.2	95.0	94.9	(2.2)	0.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases/(Decreases) [5]	1%	1%	1%	1%	3%	2%	2%

Standard Commercial Lines Policy Count Retention [5]	85%	83%	83%	83%	83%	(2%)	—

New Business Premium $	$297	$276	$279	$270	$303	2%	12%

Standard Commercial Lines Policies in Force [5]	1,174,369	1,191,477	1,201,862	1,211,047	1,229,758	5%	2%

[1]	Refer to footnote 2 on page 13 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

[2]	The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	June 30,	Sept. 30,	Dec 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Revenues
Premiums and other considerations
Direct premiums	$1,079	$1,060	$1,036	$1,025	$1,024	(5%)	—
Reinsurance premiums	10	2	7	5	4	(60%)	(20%)

Net premiums	1,089	1,062	1,043	1,030	1,028	(6%)	—

ASO fees	10	9	10	10	11	10%	10%
Other fees	3	3	5	4	5	67%	25%

Total fee income	13	12	15	14	16	23%	14%

Total premiums and other considerations	1,102	1,074	1,058	1,044	1,044	(5%)	—

Net investment income
Net investment income on G/A assets	99	101	96	95	95	(4%)	—
Net investment income on assigned capital	8	9	11	10	9	13%	(10%)

Total net investment income	107	110	107	105	104	(3%)	(1%)
Net realized capital losses — core	(1)	—	(1)	(1)	(1)	—	—

Total core revenues	1,208	1,184	1,164	1,148	1,147	(5%)	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	10	23	—	16	(13)	NM	NM

Total revenues	1,218	1,207	1,164	1,164	1,134	(7%)	(3%)

Benefits and Expenses
Benefits and losses
Death benefits	335	300	296	286	340	1%	19%
Other contract benefits	460	445	479	481	488	6%	1%
Change in reserve	48	101	41	59	—	(100%)	(100%)

Total benefits and losses	843	846	816	826	828	(2%)	—

Other insurance expenses
Commissions & wholesaling expenses	144	138	139	125	136	(6%)	9%
Operating expenses	133	129	127	133	133	—	—
Premium taxes and other expenses [1]	22	24	22	25	31	41%	24%

Subtotal — expenses before deferral	299	291	288	283	300	—	6%
Deferred policy acquisition costs	(16)	(10)	(13)	(11)	(14)	13%	(27%)

Total other insurance expense	283	281	275	272	286	1%	5%
Amortization of deferred policy acquisition costs	16	15	15	15	14	(13%)	(7%)

Total benefits and expenses	1,142	1,142	1,106	1,113	1,128	(1%)	1%
Core earnings before income taxes	66	42	58	35	19	(71%)	(46%)
Income tax expense	16	8	14	5	—	(100%)	(100%)

Core Earnings	50	34	44	30	19	(62%)	(37%)
Net realized gains, net of tax and DAC, excluded from core earnings [2]	1	14	2	10	(8)	NM	NM

Net income	$51	$48	$46	$40	$11	(78%)	(73%)

After-Tax Profit as % of Revenues
Core earnings	4.3%	2.9%	3.8%	2.6%	1.7%	(2.6)	(0.9)
Net income	4.3%	4.0%	4.0%	3.4%	1.0%	(3.3)	(2.4)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8 million before-tax.

[2]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$481	$469	$472	$470	$462	(4%)	(2%)
Group life	512	514	513	513	516	1%	1%
Other	59	58	58	47	50	(15%)	6%

Total fully insured — ongoing premiums	$1,052	$1,041	$1,043	$1,030	$1,028	(2%)	—

Total buyouts [1]	37	21	—	—	—	(100%)	—

Total premiums	1,089	1,062	1,043	1,030	$1,028	(6%)	—
Group disability — premium equivalents [2]	96	98	101	99	105	9%	6%

Total premiums and premium equivalent	$1,185	$1,160	$1,144	$1,129	$1,133	(4%)	—

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$120	$43	$37	$37	$109	(9%)	195%
Group life	172	55	58	47	128	(26%)	172%
Other	4	3	5	2	7	75%	NM

Total fully insured — ongoing sales	296	101	100	86	244	(18%)	184%

Total buyouts [1]	37	21	—	—	—	(100%)	—

Total sales	333	122	100	86	244	(27%)	184%
Group disability premium equivalents [2]	54	12	18	8	47	(13%)	NM

Total sales and premium equivalents	$387	$134	$118	$94	$291	(25%)	NM

RATIOS [3]
Loss Ratio	75.7%	78.3%	77.1%	79.1%	79.3%	3.6	0.2
Expense Ratio [4]	28.1%	28.1%	27.4%	27.5%	28.7%	0.6	1.2

GAAP RESERVES [5]
Group disability	$4,897	$4,996	$5,069	$5,127	5,164	5%	1%
Group life	1,277	1,269	1,244	1,250	1,217	(5%)	(3%)
Other	85	83	82	79	76	(11%)	(4%)

Total GAAP reserves	$6,259	$6,348	$6,395	$6,456	$6,457	3%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.

[5]	Reserve balances for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011 are net of reinsurance recoverables of $216, $199, $200, $209 and $212, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Earned premiums	$996	$995	$985	$971	$956	(4%)	(2%)
Net investment income	44	49	46	48	50	14%	4%
Other revenues	43	40	40	49	40	(7%)	(18%)
Net realized capital gains (losses)	(5)	2	1	2	(4)	20%	NM

Total revenues	1,078	1,086	1,072	1,070	1,042	(3%)	(3%)

Losses and loss adjustment expenses	701	822	689	739	599	(15%)	(19%)
Amortization of deferred policy acquisition costs	168	168	167	164	161	(4%)	(2%)
Insurance operating costs and other expenses	124	123	118	128	120	(3%)	(6%)

Total benefits and expenses	993	1,113	974	1,031	880	(11%)	(15%)

Income (loss) before income taxes	85	(27)	98	39	162	91%	NM

Income tax expense (benefit)	29	(14)	28	9	52	79%	NM

Net income (loss)	56	(13)	70	30	110	96%	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [1]	(7)	2	1	2	(3)	57%	NM

Core earnings (losses)	$63	$(15)	$69	$28	$113	79%	NM

[1]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
UNDERWRITING RESULTS
Written premiums	$943	$1,033	$1,014	$896	$884	(6%)	(1%)
Change in unearned premium reserve	(53)	38	29	(75)	(72)	(36%)	4%

Earned premiums	996	995	985	971	956	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes	667	686	681	703	616	(8%)	(12%)
Current accident year catastrophes	41	146	42	71	32	(22%)	(55%)
Prior accident years [1]	(7)	(10)	(34)	(35)	(49)	NM	(40%)

Total losses and loss adjustment expenses	701	822	689	739	599	(15%)	(19%)

Underwriting expenses	241	241	238	237	233	(3%)	(2%)

Underwriting results	54	(68)	58	(5)	124	130%	NM

Net investment income	44	49	46	48	50	14%	4%
Periodic net coupon settlements on credit derivatives, before-tax	—	(1)	—	(1)	—	—	100%
Other expenses	(8)	(10)	(7)	(6)	(8)	—	(33%)
Income tax benefit (expense)	(27)	15	(28)	(8)	(53)	(96%)	NM

Core earnings (losses)	63	(15)	69	28	113	79%	NM

Add: Net realized capital gains (losses), after-tax [2]	(7)	2	1	2	(3)	57%	NM

Net income (loss)	$56	$(13)	$70	$30	$110	96%	NM

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2010	2010	2010	2010	2011
Auto liability	$(17)	$(24)	$(41)	$(33)	$(55)
Homeowners	15	9	3	(4)	(14)
Catastrophes	(1)	4	8	(1)	19
Other reserve re-estimates, net	(4)	1	(4)	3	1

Total prior accident years development	$(7)	$(10)	$(34)	$(35)	$(49)

[2]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
UNDERWRITING RESULTS
Written premiums	$943	$1,033	$1,014	$896	$884	(6%)	(1%)
Change in unearned premium reserve	(53)	38	29	(75)	(72)	(36%)	4%

Earned premiums	996	995	985	971	956	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes	667	686	681	703	616	(8%)	(12%)
Current accident year catastrophes	41	146	42	71	32	(22%)	(55%)
Prior accident years [1]	(7)	(10)	(34)	(35)	(49)	NM	(40%)

Total losses and loss adjustment expenses	701	822	689	739	599	(15%)	(19%)

Underwriting expenses	241	241	238	237	233	(3%)	(2%)

Underwriting results	$54	$(68)	$58	$(5)	$124	130%	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.9	69.0	69.2	72.4	64.3	2.6	8.1
Current accident year catastrophes	4.2	14.6	4.3	7.3	3.4	0.8	3.9
Prior accident years [1]	(0.8)	(0.9)	(3.5)	(3.6)	(5.1)	4.3	1.5

Total losses and loss adjustment expenses	70.4	82.6	70.0	76.0	62.6	7.8	13.4

Expenses	24.2	24.3	24.1	24.4	24.4	(0.2)	—

Combined ratio	94.6	106.9	94.1	100.4	87.0	7.6	13.4

Catastrophes
Current year	4.2	14.6	4.3	7.3	3.4	0.8	3.9
Prior year	(0.1)	0.5	0.7	—	2.0	(2.1)	(2.0)

Catastrophe ratio	4.0	15.0	5.1	7.2	5.4	(1.4)	1.8

Combined ratio before catastrophes	90.5	91.8	89.1	93.2	81.6	8.9	11.6

Combined ratio before catastrophes and prior year development	91.1	93.2	93.3	96.8	88.7	2.4	8.1

PRODUCT
Automobile	93.7	98.7	93.3	103.1	85.7	8.0	17.4
Homeowners	96.8	128.8	96.3	94.1	89.2	7.6	4.9

Total	94.6	106.9	94.1	100.4	87.0	7.6	13.4

[1]	Refer to footnote 2 on page 18 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$671	$752	$743	$653	$647	(4%)	(1%)
Agency	258	267	258	231	224	(13%)	(3%)
Other	14	14	13	12	13	(7%)	8%

Total	$943	$1,033	$1,014	$896	$884	(6%)	(1%)

EARNED PREMIUMS [1]

AARP	$715	$716	$712	$707	$698	(2%)	(1%)
Agency	266	264	259	251	243	(9%)	(3%)
Other	15	15	14	13	15	—	15%

Total	$996	$995	$985	$971	$956	(4%)	(2%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$696	$719	$700	$630	$641	(8%)	2%
Homeowners	247	314	314	266	243	(2%)	(9%)

Total	$943	$1,033	$1,014	$896	$884	(6%)	(1%)

EARNED PREMIUMS [1]

Automobile	$713	$711	$698	$684	$672	(6%)	(2%)
Homeowners	283	284	287	287	284	—	(1%)

Total	$996	$995	$985	$971	$956	(4%)	(2%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	5%	6%	8%	7%	7%	2%	—
Homeowners	9%	9%	11%	10%	9%	—	(1%)

Policy Count Retention
Automobile	84%	84%	82%	81%	82%	(2%)	1%
Homeowners	85%	85%	84%	84%	83%	(2%)	(1%)

New Business Premium $
Automobile	$93	$82	$74	$62	$66	(29%)	6%
Homeowners	$30	$30	$26	$20	$19	(37%)	(5%)

Policies in force
Automobile	2,376,660	2,341,594	2,287,845	2,226,351	2,178,719	(8%)	(2%)
Homeowners	1,487,782	1,479,749	1,455,921	1,426,107	1,402,264	(6%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
REVENUES
Earned premiums [1]	$17	$36	$45	$39	$38	124%	(3%)
Fee income [1]	1,120	1,117	1,108	1,164	1,142	2%	(2%)
Net investment income (loss)
Securities available-for-sale and other	607	673	649	640	656	8%	3%
Equity securities held for trading [2]	701	(2,649)	1,043	131	804	15%	NM

Total net investment income (loss)	1,308	(1,976)	1,692	771	1,460	12%	89%
Net realized capital gains — core	—	7	3	8	2	—	(75%)

Total core revenues	2,445	(816)	2,848	1,982	2,642	8%	33%

Net realized losses and other, before tax and DAC, excluded from core revenues	(238)	(44)	(317)	(171)	(352)	(48%)	(106%)

Total revenues	2,207	(860)	2,531	1,811	2,290	4%	26%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	745	949	706	761	746	—	(2%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	701	(2,649)	1,043	131	804	15%	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	182	372	90	176	188	3%	7%
Insurance operating costs and other expenses	435	438	442	468	461	6%	(1%)

Total benefits and expenses	2,063	(890)	2,281	1,536	2,199	7%	43%

CORE EARNINGS
Core earnings before income taxes	382	74	567	446	443	16%	(1%)
Income tax expense (benefit) [1]	87	(10)	165	120	114	31%	(5%)

Core earnings	295	84	402	326	329	12%	1%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [3]	(170)	(57)	(79)	13	(201)	(18%)	NM
Income (loss) from discontinued operations	(1)	(1)	(3)	36	—	100%	(100%)

Net income (loss)	124	26	320	375	128	3%	(66%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011
Earned Premiums	$—	$(1)	$(5)	$—	$—
Fee Income	4	8	5	—	(1)
Benefits, losses and loss adjustment expense	(51)	135	(124)	3	(49)
Amortization of deferred policy acquisition costs	(66)	122	(136)	(85)	(45)
Income tax expense (benefit)	42	(82)	91	33	32

Core earnings (loss)	79	(168)	169	49	61
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	6	(62)	27	15	1
Loss from discontinued operations	—	—	(3)	(1)	—

Net income (loss)	85	(230)	193	63	62

[2]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
CORE EARNINGS BY SEGMENT

Global Annuity	$130	$153	$146	$191	$169	30%	(12%)

Life Insurance	49	63	57	51	55	12%	8%

Retirement Plans	10	13	10	11	17	70%	55%

Mutual Funds	27	23	20	24	27	—	12%

Wealth Management core earnings, excluding DAC Unlock	216	252	233	277	268	24%	(3%)
DAC unlock impacts on net income	85	(230)	193	63	62	(27%)	(2%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(176)	5	(106)	(2)	(202)	(15%)	NM
Income (loss) from discontinued operations	(1)	(1)	—	37	—	100%	(100%)

Wealth Management net income	124	26	320	375	128	4%	(66%)

DAC UNLOCK IMPACT ON REVENUES

Global Annuity	$(1)	$1	$3	$(2)	$(1)	—	50%

Life Insurance	5	6	(3)	2	—	(100%)	(100%)

Total DAC unlock impact on core revenues	4	7	—	—	(1)	NM	NM
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core earnings	(3)	5	(1)	(1)	—	100%	100%

Total DAC unlock impact on revenues	1	12	(1)	(1)	(1)	NM	—

DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Global Annuity	79	(162)	116	47	59	(25%)	26%

Life Insurance	(1)	(3)	28	(1)	(2)	(100%)	(100%)

Retirement Plans	1	(3)	25	3	4	NM	33%

DAC unlock impact on core earnings (losses) [1]	79	(168)	169	49	61	(23%)	24%

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	6	(62)	27	15	1	(83%)	(93%)

DAC unlock impact from discontinued operations	0	0	(3)	(1)	—	(100%)	100%

DAC unlock impact on net income (loss)	$85	$(230)	$193	$63	$62	(27%)	(2%)

[1]	Inculded in the three months ended September 30, 2010 are the impacts of assumption updates of $(31), $28 and $18 for Global Annuity, Life Insurance and Retirement Plans, respectively.

[2]	Included in the three months ended March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 are income tax expense (benefits) of $5, $(40), $13 and $11, respectively.

[3]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $24, $1 and $(5) for Global Annuity, Life Insurance and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Total
	U.S.	International	Other	Life	Retirement	Mutual	Wealth
	Annuity	Annuity	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2010	$3,216	$1,680	$85	$2,661	$842	$43	$8,527
Adjustments to unrealized gains and losses on securities available — for — sale and other	240	(63)	1	99	(25)	1	253

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,456	1,617	86	2,760	817	44	8,780
Capitalization	15	—	—	70	36	11	132
Amortization — Deferred Policy Acquisition Costs	(110)	(60)	(3)	(27)	(16)	(12)	(228)
Amortization — Present Value of Future Profits	(1)	—	(1)	(4)	1	—	(5)
Amortization — Realized Capital Gains / Losses	18	12	1	2	1	—	34
Amortization — Unlock — Core	43	(1)	—	(3)	6	—	45
Amortization — Unlock — Non-core	1	—	—	1	(1)	—	1
Effect of Currency Translation Adjustment	—	(34)	—	—	—	—	(34)

Balance, March 31, 2011	3,422	1,534	83	2,799	844	43	8,725
Adjustments to unrealized gains and losses on securities available — for — sale and other	(195)	67	—	(108)	15	(2)	(223)

Balance, March 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$3,227	$1,601	$83	$2,691	$859	$41	$8,502

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
	2010	2010	2010	2010	2011
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,169.43	1,030.71	1,141.20	1,257.64	1,325.83

Total Account Value with GMDB	$92,694	$82,857	$87,742	$90,831	$90,968
GMDB Gross net amount of risk	$15,645	$20,883	$15,148	$10,746	$8,616
% of GMDB NAR reinsured	55%	52%	55%	60%	63%
GMDB Retained net amount of risk	7,047	10,040	6,756	4,331	3,152
GMDB net GAAP liability [1]	412	480	407	367	348

Total Account Value with GMWB	46,001	41,085	43,504	44,803	44,616
GMWB Gross net amount of risk	2,382	4,090	2,321	1,296	744
% of GMWB NAR reinsured	16%	17%	16%	17%	20%
GMWB Retained net amount of risk	1,997	3,392	1,941	1,080	595
GMWB Net GAAP Liability [2]	1,359	2,597	2,083	1,330	1,074

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	93.4	88.5	83.5	81.1	82.9

Total Account Value with GMDB	$30,379	$28,888	$30,912	$31,249	$30,778
GMDB Gross net amount of risk	$5,852	$8,870	$8,569	$8,847	$7,962
% of GMDB NAR reinsured	17%	14%	16%	14%	15%
GMDB Retained net amount of risk	4,856	7,597	7,233	7,593	6,750

Total Account Value with GMIB	28,002	26,731	28,655	28,835	28,495
GMIB Retained net amount of risk [2]	3,282	5,846	5,410	5,777	4,991
GMDB/GMIB net GAAP liability [1]	523	616	592	652	607

[1]	For the three months ended March 31, 2010, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity business of $(28) and $(19), respectively. For the three months ended June 30, 2010 the liability increased by $71 and $58, respectively. For the three months ended September 30, 2010 the amounts were $(69) and $(59), respectively. For the three months ended December 31, 2010 the amounts were $(51) and $46, respectively. For the three months ended March 31, 2011, the amounts were $(25) and $(21), respectively.

[2]	Policies with a guaranteed living benefit (a GMWB in the US or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$542	$534	$533	$553	$545	1%	(1%)
Other fees [1]	45	45	58	55	47	4%	(15%)

Total fee income	587	579	591	608	592	1%	(3%)

Direct premiums	60	82	97	86	81	35%	(6%)
Reinsurance premiums [1]	(23)	(25)	(28)	(23)	(22)	4%	4%

Net premiums	37	57	69	63	59	59%	(6%)

Total premiums and other considerations	624	636	660	671	651	4%	(3%)

Net investment income
Net investment income on G/A assets	395	420	377	369	381	(4%)	3%
Net investment income on equity securities held for trading	701	(2,649)	1,043	131	803	15%	NM
Other net investment income	9	27	49	45	36	NM	(20%)

Total net investment income	1,105	(2,202)	1,469	545	1,220	10%	124%
Net realized capital gains — core	3	8	5	10	2	(33%)	(80%)

Total core revenues	1,732	(1,558)	2,134	1,226	1,873	8%	53%
Net realized losses and other, before tax and DAC, excluded from core revenues	(198)	(110)	(329)	(143)	(312)	(58%)	(118%)

Total revenues	1,534	(1,668)	1,805	1,083	1,561	2%	44%

Benefits and Expenses
Benefits and losses
Death benefits [1]	21	207	(56)	79	19	(10%)	(76%)
Other contract benefits	135	142	146	148	145	7%	(2%)
Change in reserve	41	64	64	61	50	22%	(18%)
Sales inducements [1]	8	18	11	3	8	—	167%
Interest credited on G/A assets [2]	260	246	243	192	217	(17%)	13%
Interest credited on International variable annuities	701	(2,649)	1,043	131	803	15%	NM

Total benefits and losses	1,166	(1,972)	1,451	614	1,242	7%	102%

Other insurance expenses
Commissions & wholesaling expenses	133	114	117	108	114	(14%)	6%
Operating expenses	79	85	83	98	87	10%	(11%)
Premium taxes and other expenses	12	11	12	6	10	(17%)	67%

Subtotal — expenses before deferral	224	210	212	212	211	(6%)	—
Deferred policy acquisition costs	(39)	(25)	(14)	(18)	(15)	62%	17%

Total other insurance expense	185	185	198	194	196	6%	1%
Amortization of deferred policy acquisition costs [1]	114	288	112	99	132	16%	33%

Total benefits and expenses	1,465	(1,499)	1,761	907	1,570	7%	73%
Core earnings (loss) before income taxes	267	(59)	373	319	303	13%	(5%)
Income tax expense (benefit) [1]	58	(50)	111	81	75	29%	(7%)

Core earnings (loss) [1]	209	(9)	262	238	228	9%	(4%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(129)	(105)	(85)	29	(178)	(38%)	NM
Loss from discontinued operations	—	—	(2)	(4)	—	—	100%

Net income (loss) [1]	$80	$(114)	$175	$263	$50	(38%)	(81%)

RETURN ON ASSETS (After-tax bps)
Core earnings	53.4	(2.4)	70.1	62.9	60.0	12%	(5%)
Net income (loss)	20.4	(30.3)	47.4	69.2	13.2	(36%)	99%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011
Other Fees	$(1)	$2	$8	$(2)	$(1)
Reinsurance Premiums	—	(1)	(5)	—	—
Death Benefits	(48)	129	(123)	9	(46)
Sales Inducements	(3)	6	—	(6)	(3)
Amortization of deferred policy acquisition costs	(70)	107	(53)	(84)	(42)
Income tax expense (benefit)	41	(79)	63	32	31

Core earnings (loss)	79	(162)	116	47	59
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	2	(60)	32	15	—
Loss from discontinued operations	—	—	(3)	(1)	—

Net income (loss)	81	(222)	145	61	59

[2]	Included in the three months ended, December 31, 2010 is a benefit of $36, before-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[3]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — U.S. ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011

VARIABLE ANNUITIES
Beginning balance	$84,679	$85,320	$75,961	$80,357	$83,013
Deposits	454	386	297	286	250
Surrenders	(2,361)	(2,430)	(2,275)	(2,723)	(2,963)
Death benefits/annuity payouts	(399)	(393)	(361)	(398)	(419)
Transfers [1]	(13)	(17)	(16)	(3)	(47)

Net Flows	(2,319)	(2,454)	(2,355)	(2,838)	(3,179)
Change in market value/change in reserve/interest credited	2,965	(6,900)	6,757	5,498	3,142
Other [2]	(5)	(5)	(6)	(4)	1

Ending balance	$85,320	$75,961	$80,357	$83,013	$82,977

FIXED MVA AND OTHER
Beginning balance	$12,110	$12,823	$12,579	$12,397	$12,223
Transfer in of SPIA [3]	683	—	—	—	—

Deposits	182	36	16	19	13
Surrenders	(220)	(318)	(256)	(241)	(173)
Death benefits/annuity payouts	(135)	(142)	(136)	(150)	(152)
Transfers [1]	54	51	39	51	66

Net Flows	(119)	(373)	(337)	(321)	(246)
Change in market value/change in reserve/interest credited	149	129	155	147	159

Ending balance	$12,823	$12,579	$12,397	$12,223	$12,136

TOTAL U.S. ANNUITY
Beginning balance	$96,789	$98,143	$88,540	$92,754	$95,236
Transfer in of SPIA [3]	683	—	—	—	—
Deposits	636	422	313	305	263
Surrenders	(2,581)	(2,748)	(2,531)	(2,964)	(3,136)
Death benefits/annuity payouts	(534)	(535)	(497)	(548)	(571)
Transfers [1]	41	34	23	48	19

Net Flows	(2,438)	(2,827)	(2,692)	(3,159)	(3,425)
Change in market value/change in reserve/interest credited	3,114	(6,771)	6,912	5,645	3,301
Other [2]	(5)	(5)	(6)	(4)	1

Ending balance	$98,143	$88,540	$92,754	$95,236	$95,113

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[3]	The SPIA business was transferred to U.S. Annuity from Other Annuity, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — INTERNATIONAL ANNUITY- ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011

VARIABLE ANNUITIES
Beginning balance	$34,708	$33,085	$31,334	$33,555	$33,507
Transfer out of Canadian business [1]	(1,355)	—	—	—	—

Deposits/Premiums/other	6	1	2	1	1
Surrenders	(361)	(295)	(337)	(363)	(285)
Death benefits/annuitizations/other [2]	(170)	(157)	(158)	(183)	(192)

Net Flows	(525)	(451)	(493)	(545)	(476)
Change in market value/currency/change in reserve/interest credited	519	(2,856)	880	(43)	610
Disposition of offshore business [3]	—	—	—	(368)	—
Effect of currency translation	(262)	1,556	1,834	908	(614)

Ending balance	$33,085	$31,334	$33,555	$33,507	$33,027

FIXED MVA AND OTHER [4]
Beginning balance	$4,365	$4,294	$4,488	$4,703	$4,596
Surrenders	(54)	(27)	(35)	(58)	(43)
Death benefits/annuitizations/other [2]	(33)	(32)	(28)	(209)	(23)

Net Flows	(87)	(59)	(63)	(267)	(66)
Change in market value/currency/change in reserve/interest credited	30	15	13	23	31
Effect of currency translation	(14)	238	265	137	(98)

Ending balance	$4,294	$4,488	$4,703	$4,596	$4,463

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$39,073	$37,379	$35,822	$38,258	$38,103
Transfer out of Canadian business [1]	(1,355)	—	—	—	—

Deposits/Premiums/other	6	1	2	1	1
Surrenders	(415)	(322)	(372)	(421)	(328)
Death benefits/annuitizations/other [2]	(203)	(189)	(186)	(392)	(215)

Net Flows	(612)	(510)	(556)	(812)	(542)
Change in market value/change in reserve/interest credited	549	(2,841)	893	(20)	641
Disposition of offshore business [3]	—	—	—	(368)	—
Effect of currency translation	(276)	1,794	2,099	1,045	(712)

Ending balance	$37,379	$35,822	$38,258	$38,103	$37,490

[1]	The Canadian business was transferred to Mutual Funds from International Annuity, effective January 1, 2010 on a prospective basis.

[2]	Included in the three months ended March 31, 2011 are current period payments of $7.7 and interest credited of $16.1 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]	The three months ended December 31, 2010 includes the sale of the offshore business.

[4]	Of the total ending fixed MVA and other balance as of March 31, 2011 of $4.5 billion, approximately $1.8 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — OTHER — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011

INSTITUTIONAL INVESTMENT PRODUCTS
ACCOUNT VALUE [1]
Beginning balance	$22,373	$21,060	$19,950	$20,086	$19,674
Transfer out of SPIA, Lifetime Income and Maturity Funding [2]	(877)	—	—	—	—

Deposits	33	12	132	87	5
Surrenders	(352)	(895)	(250)	(478)	(455)
Death benefits/annuity payouts	(474)	(527)	(260)	(169)	(179)

Net Flows	(793)	(1,410)	(378)	(560)	(629)
Change in market value/change in reserve/interest credited	357	300	514	148	281

Ending balance	$21,060	$19,950	$20,086	$19,674	$19,326

INVESTMENT ONLY
MUTUAL FUND ASSETS
Beginning balance	$4,262	$—	$—	$—	$—
Transfer out of Investment Only Mutual Funds [3]	(4,262)	—	—	—	—

Deposits	—	—	—	—	—
Surrenders	—	—	—	—	—

Net Flows	—	—	—	—	—
Change in market value/change in reserve/interest credited	—	—	—	—	—

Ending balance	$—	$—	$—	$—	$-

TOTAL OTHER ANNUITY
Beginning balance	$26,635	$21,060	$19,950	$20,086	$19,674
Transfer out of Investment Only Mutual Funds, SPIA, and Lifetime Income & Maturity Funding [2,3]	(5,139)	—	—	—	—

Deposits	33	12	132	87	5
Surrenders	(352)	(895)	(250)	(478)	(455)
Death benefits/annuity payouts	(474)	(527)	(260)	(169)	(179)

Net Flows	(793)	(1,410)	(378)	(560)	(629)
Change in market value/change in reserve/interest credited	357	300	514	148	281

Ending balance	$21,060	$19,950	$20,086	$19,674	$19,326

[1]	Included in the balance is approximately $1.6 billion for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 and approximately $1.4 billion for the quarters ended December 31, 2010 and March 31, 2011 related to an intrasegment funding agreement which is eliminated in consolidation.

[2]	SPIA and Lifetime Income & Maturity Funding were transferred to U.S. Annuity and Retirement Plans, respectively, from Global Annuity — Other, effective January 1, 2010, on a prospective basis.

[3]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity — Other, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$23	$25	$22	$25	$25	9%	—
Cost of insurance charges	185	186	194	194	194	5%	—
Other fees [1]	73	73	54	74	59	(19%)	(20%)

Total fee income	281	284	270	293	278	(1%)	(5%)

Direct premiums	33	35	35	37	35	6%	(5%)
Reinsurance premiums	(55)	(58)	(60)	(63)	(59)	(7%)	6%

Net premiums	(22)	(23)	(25)	(26)	(24)	(9%)	8%

Total premiums and other considerations	259	261	245	267	254	(2%)	(5%)

Net investment income
Net investment income on G/A assets	128	136	131	128	137	7%	7%
Other net investment income (loss)	(4)	(1)	1	3	5	NM	67%

Total net investment income	124	135	132	131	142	15%	8%
Net realized capital losses — core	(1)	—	—	(1)	—	100%	100%

Total core revenues	382	396	377	397	396	4%	—
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(27)	59	11	(21)	(32)	(19%)	(52%)

Total revenues	355	455	388	376	364	3%	(3%)

Benefits and Expenses
Benefits and losses
Death benefits	114	100	134	113	129	13%	14%
Other contract benefits	7	14	8	6	8	14%	33%
Change in reserve [1]	7	(3)	(1)	(4)	7	—	NM
Sales inducements	1	—	2	1	—	(100%)	(100%)
Interest credited on G/A assets	88	91	85	87	92	5%	6%

Total benefits and losses	217	202	228	203	236	9%	16%

Other insurance expenses
Commissions & wholesaling expenses	40	40	48	51	44	10%	(14%)
Operating expenses	62	69	65	77	64	3%	(17%)
Premium taxes and other expenses	15	16	10	26	14	(7%)	(46%)

Subtotal — expenses before deferral	117	125	123	154	122	4%	(21%)
Deferred policy acquisition costs	(64)	(68)	(79)	(85)	(70)	(9%)	18%

Total other insurance expense	53	57	44	69	52	(2%)	(25%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	48	50	(13)	52	34	(29%)	(35%)

Total benefits and expenses	318	309	259	324	322	1%	(1%)
Core earnings before income taxes	64	87	118	73	74	16%	1%
Income tax expense (benefit) [1]	16	27	33	23	21	31%	(9%)

Core earnings [1]	48	60	85	50	53	10%	6%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(24)	43	12	(12)	(18)	25%	(50%)

Net income [1]	$24	$103	$97	$38	$35	46%	(8%)

Earnings Margin (After-tax)
Core earnings	12.6%	15.2%	22.5%	12.6%	13.4%	0.8	0.8
Net income	6.8%	22.6%	25.0%	10.1%	9.6%	2.8	(0.5)
[1] The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011
Other Fees	$5	$6	$(3)	$2	$—
Change in reserve	—	—	(2)	—	—
Amortization of deferred policy acquisition costs	6	11	(46)	3	3
Income tax expense (benefit)	—	(2)	15	—	(1)

Core earnings (loss)	(1)	(3)	28	(1)	(2)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	4	—	1	—	1

Net income (loss)	3	(3)	29	(1)	(1)

[2]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

SALES BY DISTRIBUTION [1]
National Accounts	$23	$23	$26	$26	$22	(4%)	(15%)
Independent	22	$23	$28	$25	$28	27%	12%
Other	3	$3	$3	$3	$4	33%	33%

Total sales by distribution	$48	$49	$57	$54	$54	13%	—

SALES BY PRODUCT [1]
Variable Life	$8	$9	$8	$7	$7	(13%)	—
Universal life	35	36	45	43	$43	23%	—
Term/other life	5	4	4	4	$4	(20%)	—

Total sales by product	$48	$49	$57	$54	$54	13%	—

PREMIUMS & DEPOSITS
Variable life	$137	$136	$136	$148	$127	(7%)	(14%)
Universal life/other life	255	265	294	329	288	13%	(12%)
Term/other	36	37	37	42	37	3%	(12%)

Total Premiums & Deposits	$428	$438	$467	$519	$452	6%	(13%)

ACCOUNT VALUE
General account	$6,339	$6,429	$6,551	$6,690	$6,808	7%	2%
Separate account	5,342	4,951	5,201	5,553	5,662	6%	2%

Total account value	$11,681	$11,380	$11,752	$12,243	$12,470	7%	2%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,900	$5,507	$5,757	$6,115	$6,235	6%	2%
Universal life/other life	5,781	5,873	5,995	6,128	6,235	8%	2%

Total account value by product	$11,681	$11,380	$11,752	$12,243	$12,470	7%	2%

LIFE INSURANCE IN-FORCE
Variable life	$77,592	$76,445	$75,399	$74,044	$72,946	(6%)	(1%)
Universal life	55,806	56,571	57,734	58,789	59,613	7%	1%
Term	71,078	72,625	73,959	75,797	77,138	9%	2%

Total life insurance in-force	$204,476	$205,641	$207,092	$208,630	$209,697	3%	1%

[1]
Sales are reported using Commissionable Weighted Premium. Beginning in the first quarter of 2011, the Company now reports life insurance sales on a cash-received commissionable weighted premium basis. Historical sales have been restated to reflect this change.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011

VARIABLE LIFE
Beginning balance	$5,766	$5,900	$5,507	$5,757	$6,115
First year & single premiums	18	17	18	15	13
Renewal premiums	119	119	118	133	114

Premiums and deposits	137	136	136	148	127
Surrenders	(88)	(89)	(93)	(106)	(98)
Death benefits	(15)	(24)	(18)	(14)	(19)

Net Flows	34	23	25	28	10
Policy fees	(114)	(118)	(118)	(123)	(108)
Change in market value/interest credited	214	(298)	343	453	218

Ending balance	$5,900	$5,507	$5,757	$6,115	$6,235

UNIVERSAL LIFE [1]
Beginning balance	$5,693	$5,781	$5,873	$5,995	$6,128
First year & single premiums	123	127	154	165	143
Renewal premiums	132	138	140	164	145

Premiums and deposits	255	265	294	329	288
Surrenders	(49)	(40)	(43)	(49)	(43)
Death benefits	(27)	(36)	(25)	(30)	(35)

Net Flows	179	189	226	250	210
Policy fees	(146)	(154)	(161)	(177)	(160)
Change in market value/interest credited	55	57	57	60	57

Ending balance	$5,781	$5,873	$5,995	$6,128	$6,235

INDIVIDUAL LIFE
Beginning balance	$11,459	$11,681	$11,380	$11,752	$12,243
First year & single premiums	141	144	172	180	156
Renewal premiums	251	257	258	297	259

Premiums and deposits	392	401	430	477	415
Surrenders	(137)	(129)	(136)	(155)	(141)
Death benefits	(42)	(60)	(43)	(44)	(54)

Net Flows	213	212	251	278	220
Policy fees	(260)	(272)	(279)	(300)	(268)
Change in market value/interest credited	269	(241)	400	513	275

Ending balance	$11,681	$11,380	$11,752	$12,243	$12,470

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE AND ACCOUNT VALUE ROLL FORWARD

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
General account [1]	$1,729	$1,732	$1,743	$1,756	$1,757	2%	—
Non-guaranteed separate account	33,512	33,317	33,815	34,286	34,667	3%	1%

Total Private Placement Life Insurance account value	$35,241	$35,049	$35,558	$36,042	$36,424	3%	1%

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE ROLL FORWARD
Beginning balance	$33,356	$35,241	$35,049	$35,558	$36,042
Transfer in of Leveraged COLI [1]	1,794	—	—	—	—
Deposits	21	68	29	66	20
Surrenders	(251)	(272)	(11)	1	(4)
Death benefits/annuity payouts	(28)	(38)	(35)	(37)	(38)

Net Flows	(258)	(242)	(17)	30	(22)
Change in market value/change in reserve/interest credited	415	112	575	477	458
Other [2]	(66)	(62)	(49)	(23)	(54)

Ending balance	$35,241	$35,049	$35,558	$36,042	$36,424

[1]	The Leveraged Company Owned Life Insurance (“COLI”) business was transferred in from Corporate and Other to Private Placement Life Insurance, effective January 1, 2010, on a prospective basis.

[2]	Primarily consists of cost of insurance and mortality & expense charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$54	$56	$57	$63	$65	20%	3%
Mutual fund and other fees	31	31	31	29	29	(6%)	—

Total fee income	85	87	88	92	94	11%	2%
Direct premiums	2	2	1	2	3	50%	50%

Total premiums and other considerations	87	89	89	94	97	11%	3%

Net investment income
Net investment income on G/A assets	79	91	92	94	96	22%	2%
Other net investment income	2	2	1	3	3	50%	—

Total net investment income	81	93	93	97	99	22%	2%
Net realized losses — core	(2)	(1)	(2)	(1)	—	100%	100%

Total core revenues	166	181	180	190	196	18%	3%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(14)	7	2	(7)	(9)	36%	(29%)

Total revenues	152	188	182	183	187	23%	2%

Benefits and Expenses
Benefits and losses
Death benefits [1]	—	1	(1)	—	1	—	—
Other contract benefits	15	15	15	15	16	7%	7%
Change in reserve	(11)	(6)	(6)	(5)	(7)	36%	(40%)
Sales inducements [1]	—	—	—	—	—	—	—
Interest credited on G/A assets	59	60	63	64	62	5%	(3%)

Total benefits and losses	63	70	71	74	72	14%	(3%)

Other insurance expenses
Commissions & wholesaling expenses	45	40	44	48	49	9%	2%
Operating expenses	70	69	67	72	70	—	(3%)
Premium taxes and other expenses	6	4	6	6	7	17%	17%

Subtotal — expenses before deferral	121	113	117	126	126	4%	—
Deferred policy acquisition costs	(36)	(32)	(33)	(36)	(36)	—	—

Total other insurance expense	85	81	84	90	90	6%	—
Amortization of deferred policy acquisition costs [1]	8	21	(22)	12	10	25%	(17%)

Total benefits and expenses	156	172	133	176	172	10%	(2%)
Core earnings before income taxes	10	9	47	14	24	140%	71%
Income tax expense (benefit) [1]	(1)	(1)	12	—	3	NM	—

Core earnings	11	10	35	14	21	91%	50%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(17)	4	(5)	(5)	(6)	65%	(20%)

Net income (loss) [1]	$(6)	$14	$30	$9	$15	NM	67%

RETURN ON ASSETS (After-tax bps)
Core earnings	9.7	8.9	29.7	11.0	15.6	61%	42%
Net income (loss)	(5.3)	12.4	25.4	7.1	11.1	NM	56%

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011
Death Benefits	$—	$—	$—	$—	$—
Sales Inducements	—	—	(1)	—	—
Amortization of deferred policy acquisition costs	(2)	4	(37)	(4)	(6)
Income tax expense (benefit)	1	(1)	13	1	2

Core earnings (loss)	1	(3)	25	3	4
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(2)	(6)	—	—

Net income (loss)	1	(5)	19	3	4

[2]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

RETIREMENT PLANS
General account	$6,781	$6,929	$7,171	$7,280	$7,502	11%	3%
Guaranteed separate account	—	2	3	6	—	—	(100%)
Non-guaranteed separate account	22,497	21,012	23,464	25,654	27,522	22%	7%

Total Retirement Plans account value	$29,278	$27,943	$30,638	$32,940	$35,024	20%	6%
401(k)/403(b)/457 mutual funds	17,186	15,848	18,602	19,578	20,324	18%	4%

Total Retirement Plans Assets Under Management	$46,464	$43,791	$49,240	$52,518	$55,348	19%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED,
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$16,142	$17,776	$16,926	$18,764	$20,291
Transfer in of Lifetime Income & Maturity Funding [2]	194	—	—	—	—
Deposits	1,668	1,155	1,108	1,211	1,807
Surrenders	(770)	(706)	(688)	(874)	(921)
Death benefits/annuity payouts	(16)	(17)	(15)	(18)	(18)
Transfers [1]	—	—	—	—	(26)

Net Flows	882	432	405	319	842
Change in market value/change in reserve/interest credited	558	(1,283)	1,415	1,209	758
Other	—	1	18	(1)	—

Ending balance	$17,776	$16,926	$18,764	$20,291	$21,891

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$11,116	$11,502	$11,017	$11,874	$12,649
Deposits	322	314	395	369	359
Surrenders	(264)	(195)	(210)	(239)	(255)
Death benefits/annuity payouts	(10)	(12)	(11)	(12)	(12)

Net Flows	48	107	174	118	92
Change in market value/change in reserve/interest credited	338	(592)	680	658	392
Other	—	—	3	(1)	—

Ending balance	$11,502	$11,017	$11,874	$12,649	$13,133

401(k)/403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$16,704	$17,186	$15,848	$18,602	$19,578
Reclassificiation of Assets Under Administration to Assets Under Management [3]	—	—	1,294	—	—
Deposits	571	504	525	491	697
Surrenders	(806)	(804)	(596)	(825)	(995)
Transfers [1]	—	—	—	—	26

Net Flows	(235)	(300)	(71)	(334)	(272)
Change in market value/change in reserve/interest credited	717	(1,037)	1,552	1,308	1,018
Other	—	(1)	(21)	2	—

Ending balance	$17,186	$15,848	$18,602	$19,578	$20,324

TOTAL RETIREMENT
Beginning balance	$43,962	$46,464	$43,791	$49,240	$52,518
Transfer in of Lifetime Income & Maturity Funding and Reclassification of Assets Under Administration to Assets Under Management [2][3]	194	—	1,294	—	—
Deposits	2,561	1,973	2,028	2,071	2,863
Surrenders	(1,840)	(1,705)	(1,494)	(1,938)	(2,171)
Death benefits/annuity payouts	(26)	(29)	(26)	(30)	(30)

Net Flows	695	239	508	103	662
Change in market value/change in reserve/interest credited	1,613	(2,912)	3,647	3,175	2,168

Ending balance	$46,464	$43,791	$49,240	$52,518	$55,348

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	The Lifetime Income & Maturity Funding business was transferred from Global Annuity to Retirement Plans, effective January 1, 2010, on a prospective basis.

[3]	Specific plans were identified that required reclassification from assets under administration (AUA) to assets under management (AUM).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Revenues
Premiums and other considerations
Fee income	$167	$167	$159	$171	$178	7%	4%

Net investment loss
Net investment income (loss) on G/A assets	—	1	—	—	—	—	—
Net investment loss on assigned capital	(2)	(3)	(2)	(2)	(1)	50%	50%

Total net investment loss	(2)	(2)	(2)	(2)	(1)	50%	50%
Total core revenues	165	165	157	169	177	7%	5%
Net realized capital gains (losses), before tax and DAC, excluded from core revenues	1	—	(1)	—	1	—	—

Total revenues	166	165	156	169	178	7%	5%

Benefits and Expenses

Benefits and claims
Interest credited on G/A assets	—	—	(1)	1	—	—	(100%)

Total benefits and claims	—	—	(1)	1	—	—	(100%)

Other insurance expenses
Commissions & wholesaling expenses	90	90	81	95	101	12%	6%
Operating expenses	30	28	29	31	29	(3%)	(6%)
Premium taxes and other expenses	3	6	13	(1)	4	33%	NM

Subtotal — expenses before deferral	123	124	123	125	134	9%	7%
Deferred policy acquisition costs	(11)	(9)	(7)	(10)	(11)	—	(10%)

Total other insurance expense	112	115	116	115	123	10%	7%
Amortization of deferred policy acquisition costs	12	13	13	13	12	—	(8%)

Total benefits and expenses	124	128	128	129	135	9%	5%
Core earnings before income taxes	41	37	29	40	42	2%	5%
Income tax expense	14	14	9	16	15	7%	(6%)

Core earnings	27	23	20	24	27	—	13%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	—	1	(1)	1	1	—	—
Income (Loss) from discontinued operations [2]	(1)	(1)	(1)	40	—	100%	(100%)

Net income	$26	$23	$18	$65	$28	8%	(57%)

RETURN ON ASSETS (After-tax bps)
Core earnings	11.3	9.9	8.7	9.8	10.6	(6%)	8%
Net income	10.9	9.9	7.9	26.6	11.0	1%	(59%)

[1]
The Canadian business and Investment-Only Mutual Funds business were transferred from Global Annuity to Mutual Funds, effective January 1, 2010, on a prospective basis. Additionally, the Proprietary Mutual Funds business was transferred from Global Annuity, Retirement Plans, and Life Insurance to Mutual Funds, effective January 1, 2010, on a prospective basis.

[2]	Included in the three months ended December 31, 2010 is a gain of $41, after-tax, from the sale of the Canadian mutual funds business.

[3]	See page 11 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS DEPOSITS [1] [2]
Retail Mutual Funds	$3,428	$3,444	$2,505	$3,355	$3,934	15%	17%
Investment Only Mutual Funds [1]	785	693	424	604	807	3%	34%
529 College Savings Plan/Canada [2]	196	157	137	149	80	(59%)	(46%)

Total Non-Proprietary & Canadian Mutual Funds Deposits	$4,409	$4,294	$3,066	$4,108	$4,821	9%	17%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$45,227	$41,162	$44,788	$48,753	$51,064	13%	5%
Investment Only mutual fund assets [1]	5,245	4,919	5,570	6,659	7,298	39%	10%
Proprietary mutual fund assets [4]	44,403	39,402	41,778	43,602	44,044	(1%)	1%
529 College Savings Plan/Canada assets [2] [3]	2,827	2,678	3,026	1,472	1,583	(44%)	8%

Total Mutual Fund Assets	$97,702	$88,161	$95,162	$100,486	$103,989	6%	3%

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis.

[2]	The Canadian business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis. The Canadian Mutual Funds business was sold on December 15, 2010.

[3]
The three months ended December 31, 2010 includes the sale of the Canadian business. Approximately $1.8 billion of assets under management were transferred out to a third party as a result of the sale.

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2010	2010	2010	2010	2011

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS
Beginning balance	$44,031	$53,299	$48,759	$53,384	$56,884
Transfers in of Investment Only Mutual Funds and Canadian Business [1]	5,617	—	—	—	—
Deposits	4,409	4,294	3,066	4,108	4,821
Redemptions	(2,943)	(3,398)	(3,229)	(3,557)	(3,827)

Net Flows	1,466	896	(163)	551	994
Change in market value	2,165	(5,336)	4,753	4,853	2,095
Effect of currency translation	49	(72)	56	29	—
Other [2][3]	(29)	(28)	(21)	(1,933)	(28)

Ending balance	$53,299	$48,759	$53,384	$56,884	$59,945

PROPRIETARY MUTUAL FUNDS [4]
Beginning balance	$—	$44,403	$39,402	$41,778	$43,602
Transfers in of Insurance Proprietary Mutual Funds	43,890	—	—	—	—
Net Flows	(1,324)	(1,140)	(1,299)	(1,571)	(1,507)
Change in market value	1,837	(3,861)	3,675	3,395	1,949

Ending balance	$44,403	$39,402	$41,778	$43,602	$44,044

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from Global Annuity to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Includes front end loads on A share products.

[3]	The three months ended December 31, 2010 includes the sale of the Canadian business. Approximately $1.8 billion of assets under management were transferred to a third party as a result of the sale.

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change
Earned premiums	$1	$(2)	$1	$3	$(1)	NM	NM
Fee income	45	52	46	44	53	18%	20%
Net investment income	79	75	54	60	63	(20%)	5%
Net realized capital gains (losses)	(9)	13	41	38	(14)	(56%)	NM
Other revenues	—	—	—	—	1	NM	NM

Total revenues	116	138	142	145	102	(12%)	(30%)

Benefits, losses and loss adjustment expenses	2	170	64	13	5	150%	(62%)
Insurance operating costs and other expenses [1]	135	88	64	95	72	(47%)	(24%)
Interest expense	120	132	128	128	128	7%	—
Goodwill impairment	—	153	—	—	—	—	—

Total benefits and expenses	257	543	256	236	205	(20%)	(13%)

Loss from continuing operations before income taxes	(141)	(405)	(114)	(91)	(103)	27%	(13%)

Income tax benefit [2]	(23)	(150)	(38)	(52)	(38)	(65%)	27%

Net Loss	(118)	(255)	(76)	(39)	(65)	45%	(67%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [3]	(14)	13	25	21	(11)	21%	NM

Core losses	$(104)	$(268)	$(101)	$(60)	$(54)	48%	10%

[1]	Includes a before-tax charge of $73 for a litigation settlement in the three months ended March 31, 2010.

[2]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

Earned premiums	$—	$1	$—	$—	$—	—	—
Net investment income	41	42	40	40	39	(5%)	(3%)
Net realized capital gains (losses)	(4)	20	7	1	(3)	25%	NM
Other revenues	—	—	—	—	1	—	—

Total revenues	37	63	47	41	36	(3%)	(12%)

Losses and loss adjustment expenses [1]	1	172	63	15	4	NM	(73%)
Insurance operating costs and expenses	8	6	5	11	7	(13%)	(36%)
Total benefits and expenses	9	178	68	26	11	22%	(58%)

Income (loss) before income taxes	28	(115)	(21)	15	25	(11%)	67%

Income tax expense (benefit)	10	(42)	(9)	1	5	(50%)	NM

Net income (loss)	18	(73)	(12)	14	21	17%	50%
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	(4)	13	6	1	(2)	50%	NM

Core earnings (losses)	$22	$(86)	$(18)	$13	$23	5%	77%

[1]	The three months ended June 30, 2010 included net asbestos reserve strengthening of $169. The three months ended September 30, 2010 included net environmental reserve strengthening of $62.

[2]	See page 11 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX

						Year Over
	Three Months Ended					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2010	2010	2010	2010	2011	Change	Change

Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$743	$754	$740	$736	$719	(3%)	(2%)
Tax-exempt	131	133	128	125	127	(3%)	2%

Total fixed maturities	874	887	868	861	846	(3%)	(2%)
Equity securities, trading	701	(2,649)	1,043	131	803	15%	NM
Equity securities, available-for-sale	14	13	12	14	11	(21%)	(21%)
Mortgage loans	71	67	72	73	71	—	(3%)
Policy loans	33	35	33	31	33	—	6%
Limited partnerships and other alternative investments [2]	6	86	49	75	100	NM	33%
Other [3]	84	90	77	78	81	(4%)	4%

Subtotal	1,783	(1,471)	2,154	1,263	1,945	9%	54%
Less: Investment expense	23	26	29	37	26	13%	(30%)

Total net investment income	$1,760	$(1,497)	$2,125	$1,226	$1,919	9%	57%
Less: Equity securities, trading	701	(2,649)	1,043	131	803	15%	NM

Total net investment income excluding trading securities	$1,059	$1,152	$1,082	$1,095	$1,116	5%	2%

Annualized investment yield, before-tax [4]	4.3%	4.8%	4.4%	4.5%	4.6%	0.3	0.1
Annualized investment yield, after-tax [4]	3.0%	3.3%	3.1%	3.1%	3.2%	0.2	0.1

Net Realized Capital Gains (Losses)
Gross gains on sales	$132	$343	$179	$182	$61	(54%)	(66%)
Gross losses on sales	(111)	(94)	(88)	(229)	(133)	(20%)	42%
Net impairment losses	(152)	(108)	(115)	(59)	(55)	64%	7%
Valuation allowances on mortgage loans	(112)	(40)	(7)	2	(3)	97%	NM
Japanese fixed annuity contract hedges, net [5]	(16)	27	11	5	(17)	(6%)	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(7)	(4)	(4)	(2)	(7)	—	NM
Results of variable annuity hedge program
GMWB derivatives, net	129	(426)	170	238	71	(45%)	(70%)
Macro hedge	(164)	397	(443)	(352)	(357)	(118%)	(1%)

Total results of variable annuity hedge program	(35)	(29)	(273)	(114)	(286)	NM	(151%)
Other net gain (loss) [7]	27	(86)	34	125	37	37%	(70%)

Total net realized capital gains (losses)	$(274)	$9	$(263)	$(90)	$(403)	(47%)	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements), as well as Japan FVO securities.

[6]	Included in core earnings.

[7]	Primarily consists of losses on Japan 3 Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS

	March 31,		June 30,		September 30,		December 31,		March 31,
	2010		2010		2010		2010		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$75,584	59.3%	$77,132	60.2%	$79,736	59.7%	$77,820	59.4%	$78,268	60.3%
Fixed maturities, at fair value using fair value option	—	—	—	—	564	0.4%	649	0.5%	1,230	0.9%
Equity securities, trading, at fair value [2]	32,053	25.2%	30,183	23.6%	32,495	24.3%	32,820	25.1%	32,339	24.9%
Equity securities, available-for-sale, at fair value [3]	1,153	0.9%	1,103	0.9%	1,168	0.9%	973	0.7%	993	0.8%
Mortgage loans [4]	5,162	4.1%	4,673	3.6%	4,684	3.5%	4,489	3.4%	4,736	3.7%
Policy loans, at outstanding balance	2,177	1.7%	2,182	1.7%	2,180	1.6%	2,181	1.7%	2,181	1.7%
Limited partnerships and other alternative investments [5]	1,736	1.4%	1,774	1.4%	1,819	1.4%	1,918	1.5%	1,972	1.5%
Other investments [6]	941	0.7%	2,293	1.8%	1,427	1.1%	1,617	1.2%	640	0.5%
Short-term investments [7]	8,545	6.7%	8,731	6.8%	9,517	7.1%	8,528	6.5%	7,330	5.7%

Total investments	$127,351	100.0%	$128,071	100.0%	$133,590	100.0%	$130,995	100.0%	$129,689	100.0%
Less: Equity securities, trading	32,053	25.2%	30,183	23.6%	32,495	24.3%	32,820	25.1%	32,339	24.9%

Total investments excluding trading securities	$95,298	74.8%	$97,888	76.4%	$101,095	75.7%	$98,175	74.9%	$97,350	75.1%

Asset-backed securities (“ABS”)	$2,885	3.8%	$3,012	3.9%	$3,009	3.8%	$2,889	3.7%	$3,150	4.0%
Collateralized debt obligations (“CDOs”)	2,790	3.7%	2,824	3.7%	2,563	3.2%	2,611	3.4%	2,674	3.4%
Commercial mortgage-backed securities (“CMBS”)	8,716	11.5%	8,719	11.3%	8,160	10.2%	7,917	10.2%	7,709	9.8%
Corporate	38,593	51.1%	38,834	50.4%	40,851	51.3%	39,884	51.2%	40,913	52.3%
Foreign government/government agencies	1,483	2.0%	1,716	2.2%	1,924	2.4%	1,683	2.2%	1,802	2.3%
Municipal — taxable	1,085	1.4%	1,101	1.4%	1,125	1.4%	1,199	1.5%	1,237	1.6%
Municipal — tax-exempt	11,264	14.9%	11,415	14.8%	11,598	14.5%	10,925	14.0%	11,090	14.2%
Residential mortgage-backed securities (“RMBS”)	4,389	5.8%	4,772	6.2%	5,551	7.0%	5,683	7.3%	5,014	6.4%
U.S. Treasuries	4,379	5.8%	4,739	6.1%	4,955	6.2%	5,029	6.5%	4,679	6.0%

Total fixed maturities, AFS [8]	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%

U.S. government/government agencies	$7,517	9.9%	$8,428	10.9%	$9,556	12.0%	$9,918	12.7%	$8,947	11.5%
AAA	11,047	14.6%	11,406	14.8%	11,158	14.0%	10,174	13.1%	10,155	13.0%
AA	14,766	19.6%	15,357	19.9%	15,591	19.6%	15,554	20.0%	15,518	19.8%
A	19,598	25.9%	19,150	24.8%	19,922	25.0%	19,460	25.0%	19,723	25.2%
BBB	19,092	25.3%	19,018	24.7%	20,022	25.0%	19,153	24.6%	20,212	25.8%
BB & below	3,564	4.7%	3,773	4.9%	3,487	4.4%	3,561	4.6%	3,713	4.7%

Total fixed maturities, AFS [8]	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%

[1]	Includes $316, $284, $271, $277 and $275 in Corporate at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, and March 31, 2011, respectively.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $92, $88, $93, $97 and $100 in Corporate at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, and March 31, 2011, respectively.

[4]	Includes $256, $243, $225, $202 and $194 in Corporate at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, and March 31, 2011, respectively.

[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]	Primarily relates to derivative instruments. Additionally, includes $51, $51, $47, $48, and $49 in Corporate at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, and March 31, 2011, respectively.

[7]	Includes $2,020, $1,827, $1,890, $1,780 and $1,999 in Corporate at March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, and March 31, 2011, respectively.

[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE [1]

	March 31,		June 30,		September 30,		December 31,		March 31,
	2010		2010		2010		2010		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$50,743	52.2%	$52,652	53.8%	$54,253	53.0%	$52,429	52.1%	$52,781	53.3%
Fixed maturities, at fair value using fair value option	—	—	—	—	554	0.5%	639	0.6%	1,217	1.2%
Equity securities, trading, at fair value [2]	32,053	33.0%	30,183	30.8%	32,495	31.8%	32,820	32.6%	32,339	32.7%
Equity securities, available-for-sale, at fair value	585	0.6%	589	0.6%	608	0.6%	502	0.5%	523	0.5%
Mortgage loans	4,409	4.5%	3,956	4.0%	4,066	4.0%	3,915	3.9%	4,162	4.2%
Policy loans, at outstanding balance	2,177	2.2%	2,182	2.2%	2,180	2.1%	2,181	2.2%	2,181	2.2%
Limited partnerships and other alternative investments [3]	841	0.9%	878	0.9%	910	0.9%	957	1.0%	985	1.0%
Other investments [4]	780	0.8%	2,147	2.2%	1,258	1.2%	1,486	1.5%	450	0.5%
Short-term investments	5,608	5.8%	5,356	5.5%	6,061	5.9%	5,631	5.6%	4,398	4.4%

Total investments	$97,196	100.0%	$97,943	100.0%	$102,385	100.0%	$100,560	100.0%	$99,036	100.0%
Less: Equity securities, trading	32,053	33.0%	30,183	30.8%	32,495	31.8%	32,820	32.6%	32,339	32.7%

Total investments excluding trading securities	$65,143	67.0%	$67,760	69.2%	$69,890	68.2%	$67,740	67.4%	$66,697	67.3%

ABS	$2,427	4.8%	$2,506	4.8%	$2,505	4.6%	$2,442	4.7%	$2,655	5.0%
CDOs	2,241	4.4%	2,271	4.3%	2,043	3.8%	2,087	4.0%	2,144	4.1%
CMBS	5,962	11.8%	6,046	11.5%	5,696	10.5%	5,495	10.5%	5,364	10.2%
Corporate	28,791	56.7%	29,290	55.6%	30,861	56.9%	30,204	57.6%	31,218	59.0%
Foreign government/government agencies	1,010	2.0%	1,280	2.4%	1,431	2.6%	1,160	2.2%	1,200	2.3%
Municipal — taxable	927	1.8%	970	1.8%	999	1.8%	1,068	2.0%	1,110	2.1%
Municipal — tax-exempt	2,448	4.8%	2,511	4.8%	2,526	4.7%	2,267	4.3%	2,304	4.4%
RMBS	3,413	6.7%	3,732	7.1%	4,284	7.9%	4,302	8.2%	3,779	7.2%
U.S. Treasuries	3,524	7.0%	4,046	7.7%	3,908	7.2%	3,404	6.5%	3,007	5.7%

Total fixed maturities, AFS	$50,743	100.0%	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%

U.S. government/government agencies	$5,722	11.3%	$6,661	12.7%	$7,174	13.2%	$6,809	13.0%	$5,939	11.3%
AAA	7,056	13.9%	7,343	13.9%	7,123	13.1%	6,288	12.0%	6,174	11.7%
AA	8,074	15.9%	8,255	15.7%	8,225	15.2%	8,304	15.8%	8,208	15.6%
A	13,272	26.2%	13,444	25.5%	14,217	26.2%	14,177	27.1%	14,551	27.5%
BBB	13,716	27.0%	13,870	26.4%	14,609	26.9%	13,915	26.5%	14,854	28.1%
BB & below	2,903	5.7%	3,079	5.8%	2,905	5.4%	2,936	5.6%	3,055	5.8%

Total fixed maturities, AFS	$50,743	100.0%	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes a real estate joint venture.

[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY [1]

	March 31,		June 30,		September 30,		December 31,		March 31,
	2010		2010		2010		2010		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$24,525	89.5%	$24,196	87.6%	$25,212	87.9%	$25,114	89.7%	$25,212	90.0%
Fixed maturities, at fair value using fair value option	—	—	—	—	10	—	10	—	13	—
Equity securities, available-for-sale, at fair value	476	1.7%	426	1.5%	467	1.6%	374	1.3%	370	1.3%
Mortgage loans	497	1.8%	474	1.7%	393	1.4%	372	1.3%	380	1.4%
Limited partnerships and other alternative investments [2]	895	3.3%	896	3.3%	909	3.2%	961	3.4%	987	3.5%
Other investments [3]	110	0.4%	95	0.3%	122	0.4%	83	0.3%	141	0.5%
Short-term investments	917	3.3%	1,548	5.6%	1,566	5.5%	1,117	4.0%	933	3.3%

Total investments	$27,420	100.0%	$27,635	100.0%	$28,679	100.0%	$28,031	100.0%	$28,036	100.0%

ABS	$458	1.9%	$506	2.1%	$504	2.0%	$447	1.8%	$495	2.0%
CDOs	549	2.2%	553	2.3%	520	2.1%	524	2.1%	530	2.1%
CMBS	2,754	11.2%	2,673	11.0%	2,464	9.8%	2,422	9.6%	2,345	9.3%
Corporate	9,765	39.8%	9,539	39.5%	9,990	39.5%	9,680	38.5%	9,695	38.5%
Foreign government/government agencies	463	1.9%	429	1.8%	493	2.0%	523	2.1%	602	2.4%
Municipal — taxable	158	0.7%	131	0.5%	126	0.5%	131	0.5%	127	0.5%
Municipal — tax-exempt	8,809	35.9%	8,897	36.8%	9,068	36.0%	8,654	34.5%	8,783	34.8%
RMBS	966	3.9%	1,028	4.2%	1,253	5.0%	1,360	5.4%	1,215	4.8%
U.S. Treasuries	603	2.5%	440	1.8%	794	3.1%	1,373	5.5%	1,420	5.6%

Total fixed maturities, AFS	$24,525	100.0%	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%

U.S. government/government agencies	$1,534	6.3%	$1,503	6.2%	$2,116	8.4%	$2,837	11.3%	$2,737	10.9%
AAA	3,979	16.2%	4,055	16.8%	4,035	16.0%	3,886	15.5%	3,981	15.8%
AA	6,671	27.2%	7,096	29.2%	7,364	29.2%	7,248	28.8%	7,308	28.9%
A	6,305	25.7%	5,700	23.6%	5,702	22.6%	5,280	21.0%	5,170	20.5%
BBB	5,375	21.9%	5,148	21.3%	5,413	21.5%	5,238	20.9%	5,358	21.3%
BB & below	661	2.7%	694	2.9%	582	2.3%	625	2.5%	658	2.6%

Total fixed maturities, AFS	$24,525	100.0%	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.

[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	March 31, 2011			December 31, 2010
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss [1] [2]
Total AFS Securities

Three months or less	$6,198	$6,085	$(113)	$17,431	$16,783	$(643)
Greater than three months to six months	13,265	12,639	(621)	732	690	(42)
Greater than six months to nine months	633	587	(46)	438	397	(41)
Greater than nine months to twelve months	373	342	(31)	185	169	(16)
Greater than twelve months	14,133	11,958	(2,139)	15,599	12,811	(2,754)

Total	$34,602	$31,611	$(2,950)	$34,385	$30,850	$(3,496)

[1]	As of March 31, 2011, fixed maturities, AFS, represented $2,842, or 96%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2011 and December 31, 2010.

[2]	Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2011

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector

Financial services	$8,263	$8,061	8.2%
Utilities	7,587	7,853	8.1%
Consumer non-cyclical	6,285	6,649	6.8%
Technology and communications	4,384	4,561	4.7%
Energy	3,504	3,680	3.8%
Basic industry	3,399	3,643	3.7%
Capital goods	3,213	3,402	3.5%
Consumer cyclical	1,951	2,043	2.1%
Transportation	1,115	1,156	1.2%
Other	878	858	0.9%

Total	$40,579	$41,906	43.0%

Top Ten Exposures by Issuer [2]

JPMorgan Chase & Co.	$411	$400	0.4%
Government of United Kingdom	357	362	0.4%
National Grid PLC	309	322	0.3%
Wells Fargo & Co.	335	312	0.3%
Bank of America Corp.	341	300	0.3%
State of Califorina	293	291	0.3%
General Electric Co.	332	291	0.3%
AT&T Inc.	276	285	0.3%
Citigroup Inc.	299	284	0.3%
Verizon Communications Inc.	268	283	0.3%

Total	$3,221	$3,130	3.2%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.